UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current report

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2018

TriCo Bancshares

(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive, Chico, California	95973
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01    Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Accounting Firm

On April 3, 2018, TriCo Bancshares (the “Company”), at the direction of the Audit and Risk Committee of the Board of Directors of the Company (“Audit Committee”), dismissed Crowe Horwath LLP as the Company’s principal independent accounting firm.

During the Company’s fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through April 3, 2018, there were (i) no disagreements between the Company and Crowe Horwath LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Crowe Horwath LLP’s satisfaction, would have caused Crowe Horwath LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements for the relevant year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Crowe Horwath LLP on the consolidated financial statements of the Company as of December 31, 2016 and 2017 and for each of the years in the three-year period ended December 31, 2017, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Crowe Horwath LLP with a copy of the disclosures in this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Crowe Horwath LLP to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of Crowe Horwath LLP’s letter dated April 6, 2018 is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Accounting Firm

On April 3, 2018, based upon the recommendation and approval of the Audit Committee, the Company selected Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. During the Company’s fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through April 3, 2018, neither the Company, nor anyone on its behalf, consulted with Moss Adams LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01    Financial Statements and Exhibits.

Exhibit 16.1:	Letter from Crowe Horwath LLP dated April 6, 2018 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: April 6, 2018	/s/Richard P. Smith
Richard P. Smith
President and Chief Executive Officer